UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 22, 2008

REPUBLIC BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Not applicable

(b)	Not applicable

(c)       (1) On August 22, 2008, the Registrant reached agreement with Ted M. Parker to serve as CEO - Acquisitions and Corporate Strategy, effective September 2, 2008. Mr. Parker will lead the Registrant’s activities in the areas of acquisitions and corporate strategy. Steve Trager remains the Registrant’s President and Chief Executive Officer.

(2) Mr. Parker, 47, served National City Corporation (“NCC) for twenty years in various capacities. From 2001 through 2007, Mr. Parker served as an Executive Vice President and executive officer of NCC. From 2006 to 2007, he also served as President & CEO, Michigan & Northwest Ohio Banking for NCC. From 2004 to 2005, he served as President & CEO of NCC’s Allegiant Asset Management, a $34 billion institutional asset management business. From 2001 to 2004, Mr. Parker served as President & CEO of NCC’s Kentucky banking operations and of NCC Leasing. He had previously held various capital markets positions with NCC. In 2008, Mr. Parker served as an independent business consultant.

(3) Mr. Parker will receive an annual base salary of $300,000. In accordance with the terms and conditions of the Registrant’s stock option plan, the Registrant will award Mr. Parker an option for 10,000 shares on each of September 2, 2008, September 1, 2009 and September 1, 2010. On October 15, 2009, provided that he remains an employee in good standing, the Registrant will pay Mr. Parker a bonus of $150,000, minus any relocation expenses previously reimbursed to Mr. Parker. Mr. Parker will also participate in other benefit plans that may be provided by the Registrant for its associates generally in accordance with the provisions of any such plans.

(d)	Not applicable

(e)	Not applicable

(f)	Not applicable

ITEM 7.01. REGULATION FD DISCLOSURE

On August 25, 2008, the Registrant announced the appointment of Ted M. Parker to serve as CEO-Acquisitions and Corporate Secretary. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto. The news release is being furnished under item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Registrant under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.

99.1	Republic Bancorp, Inc. News Release dated August 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc. (Registrant)

Date: August 25, 2008	By:	/s/ Kevin Sipes
Kevin Sipes Executive Vice President, Chief Financial Officer & Chief Accounting Officer